United States
                       Securities and Exchange Commission
                              Washington, DC 20549






                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported) October 12, 2005
                                                         ----------------

                            Lakeland Industries, Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                          0-15535                13-3115216
    -------------------------------------------------------------------
   (State or other jurisdiction      (Commission            (IRS Employer
    of incorporation)                 File Number)           Identification No.)


                701-7 Koehler Avenue, Ronkonkoma, NY 11779-7410
--------------------------------------------------------------------------------

               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (631) 981-9700
                                                           --------------

                 711-2 Koehler Avenue, Ronkonkoma, NY 11779-7410

--------------------------------------------------------------------------------
              (Former name or former address, if changed since last
                                    report.)

Item 2.01  Completion of Acquisition or Disposition of Assets
           Lakeland Industries, Inc. signs Supply Agreement with RFB Latex Private Limited, an Indian Corporation ("RFB") with the Option to Buy its Industrial Glove Business for $2,750,000 after one year.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     LAKELAND INDUSTRIES, INC.


Date: October 12, 2005               By:      /s/ Christopher J. Ryan
                                              ----------------------------------
                                              Christopher J. Ryan
                                              President

                                              /s/Gary Pokrassa
                                              ----------------------------------
                                              Gary Pokrassa
                                              Chief Financial Officer

Table of Contents
-----------------
                                  EXHIBIT INDEX


Exhibit
Number                             Description
=======     ====================================================================

 99.1 Text of press release issued by Lakeland Industries, Inc.,dated October 12, 2005, titled "Lakeland Industries Inc. announces closing of Supply Agreement with Option to Buy the Industrial Glove Business of RFB Latex Private Limited, an Indian Corporation."